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               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C.  20549



                            FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) May 31, 1996


                   UNITED WASTE SYSTEMS, INC.
     (Exact name of Registrant as specified in its charter)




    Delaware    	          0-20868    	    13-3532338
(State of other	      (Commission file	   (IRS Employer
jurisdiction of	       number)	       Identification No.)
incorporation)


      Four Greenwich Office Park, Greenwich, CT         06830
        (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (203)622-3131

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Item 5.  Other Events

The two press releases included in Exhibit 99 hereto, which relate to the Registrant's 4-1/2% Convertible Subordinated Notes due June 1, 2001, were issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933.

Item 7.  Financial Statements, Pro Forma Financial Information andExhibits

(c)  Exhibits
		   The following exhibits are filed herewith:

		Exhibit 99	Press release issued by Registrant on May 31, 1996 and press release issued by Registrant on June 5, 1996.

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of June, 1996.

                               UNITED WASTE SYSTEMS, INC.



                                By  /s/ Michael J. Nolan
								                            Michael J. Nolan
								                            Chief Financial Officer